SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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PIMCO Dynamic Credit Income Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Global Investment Authority

PIMCO Dynamic Credit Income Fund (PCI) Presentation to ISS

April 10, 2015

Doug Hodge

Chief Executive Officer

Dan Ivascyn

Group Chief Investment Officer

Peter Strelow

President of PCI

Key points

PCI has delivered on its investment objectives by providing attractive and steady distributions and has generated strong relative performance

PCI’s discount is generally in line with that of peers and the broader closed-end fund market

PCI portfolio managers are industry leaders and PIMCO’s interests are aligned with those of shareholders The current Board is highly independent and qualified Ironsides’ actions are not consistent with the long-term interests of shareholders

PIMCO and the Board will pursue any option that is in the long-term interests of all shareholders

Your Global Investment Authority pg 1

PCI has delivered attractive and steady income for shareholders

- PCI has delivered on its primary objective of seeking attractive current income
  - PCI provides a competitive yield on both a NAV and price basis
  - PCI has maintained a steady monthly distribution of $0.15625/share
  - PCI has also made special year-end distributions each year thus far
  - In total, PCI has declared $5.03[1] per share and paid $668 million[2] to shareholders since inception
- PCI benefits from PIMCO's best income-generating ideas across the global fixed income markets

Dividend yield comparison:
PCI vs. Lipper Global Income peer universe



10%
9%
8%
7%
6%
5%
8.2%
7.6%
PCI (NAV)
Lipper group: Global Income (NAV)



10%
9%
8%
7%
6%
5%
9.1%
8.2%
PCI (Mkt price)
Lipper group: Global Income (Mkt price)

Chart Source: Bloomberg, Lipper. As of April 6, 2015.

[1] Source: Bloomberg, for dividends with ex-date through April 9, 2015. Per share issued at IPO. Includes regular and special year-end income and capital gains distributions.

[2] Source: PIMCO. As of April 1, 2015. Including income and capital gains distributions.

PIMCO | Your Global Investment Authority | pg 2

PCI has delivered attractive returns for shareholders

PCI ranks in the first quintile of the Lipper Global Income Category, based on NAV returns 1

PCI has outperformed the Lipper category on both a NAV and market price basis

PCI has outperformed relevant market indices, representing key asset classes in its investment universe

Chart Source: Bloomberg, Lipper. Annualized return: 1/31/2013—4/06/2015.

1 Lipper ranking is based on NAV performance from inception through 28 February 2015 out of 14 funds.

Performance is historical and does not guarantee future results. Investment returns and principal value fluctuate so shares may be worth more or less when sold. Current performance may differ from data shown.

Total Return Since PCI Inception: PCI vs. Peer Universe

10%

8%

6%

4% 7.8%

2%

3.0%

1.1%

0%

-1.3%

-2%

PCI (NAV) Lipper group: PCI (Mkt Lipper group:

Global Income Price) Global Income

(NAV) (Mkt Price)

Total Return Since PCI Inception: PCI vs. Market Indices

10%

8%

6%

4% 7.8%

2% 4.1%

3.2%

1.4%

0%

PCI (NAV) Global High U.S. Bank Loan Emerging

Yield Market Market (JPM Market Bonds

(Barclays Leveraged (JPM EMBIG)

Global HY) Loan Index)

Your Global Investment Authority pg 3

PCI’s discount is generally in-line with peers and the CEF market

PCI’s discount is generally in line with that of peer funds

– The average and median discount in the Lipper-determined category are -7.9% and -9.6%, respectively1

– The average and median discount for all taxable fixed-income funds in the Lipper universe are -7.7% and -9.3%, respectively2

– 133 out of 141 or 92% of taxable fixed-income CEF funds in the Lipper universe currently trade at a discount2

– Of the 8 funds that trade at a premium, 4 are managed by PIMCO2

– Of the 24 closed-end funds launched in 2013, 22 are currently trading at a discount1

The discount has not been a persistent problem

– PCI has traded at a discount for less than 2 years3

– Since inception, PCI’s premium/discount has averaged -6.4% (vs. -7.5% for that of the median for the Lipper peer group)3

– PCI has not traded at a discount exceeding 10% for more than 12 consecutive trading days3

1 Source: Bloomberg, Lipper. As of April 6, 2015.

2 Source: Lipper. As of March 31, 2015. Excludes funds for which no discount data is available and continuously offered closed-end funds. 3 Source: Bloomberg, Lipper. From January 31, 2013 to April 6, 2015.

Your Global Investment Authority pg 4

PCI’s discount reflects events that have affected other closed-end funds as well

Premium / Discount History of PCI vs. Lipper Group

10.0

PCI Lipper Group (Global Income Funds) Median Lipper Group (Global Income Funds) Average

May 22, 2013

Fed hinted tapering

5.0

%

(Discount) 0.0

/

Premium -5.0

-10.0

-15.0

Jan ‘13 Jul ‘13 Jan ‘14 Jul ‘14 Jan ‘15

Chart Source: Bloomberg, Lipper. From 1/31/2013 – 4/06/2015.

Your Global Investment Authority pg 5

PIMCO is aligned with PCI shareholders

Senior portfolio managers of PCI and certain other PIMCO senior executives are long-term PCI shareholders

– They hold over 260,000 shares in PCI, representing more than $5 million at current prices

– They invested more than $2.5 million in the Fund’s IPO and many have added to their positions since

– They have not sold a single PCI share, ever

PCI portfolio managers are industry leaders

– Alfred Murata, Daniel Ivascyn, and Mark Kiesel have earned Morningstar Fixed-Income Manager of the Year awards

– Mr. Ivascyn is Group CIO for PIMCO and Mr. Kiesel is CIO Global Credit

PCI’s portfolio managers employ a consistent time-tested investment process

– PIMCO has over four decades of investment management experience

– PCI incorporates ideas from over 400 portfolio managers and analysts covering every sector of the global fixed income markets

– PIMCO has managed CEFs for over 20 years and currently manages 20 closed-end funds

PIMCO and the Board have demonstrated a history of protecting CEF shareholders’ interests for over 20 years

As of February 28, 2015.

The Morningstar Fixed-Income Manager of the Year award is based on the strength of the manager, performance, strategy, and firm’s stewardship. Mr. Murata and Mr. Ivascyn earned the awards in 2013, and Mr. Kiesel earned the award in 2012.

Your Global Investment Authority pg 6

The current PCI Board is independent and highly qualified

All Trustees up for election at the annual meeting have extensive experience with closed-end funds and the investment management industry with a demonstrated history of protecting shareholders’ interests

Six of the eight Trustees (75%) – including James Jacobson and Bradford Gallagher – are “independent” Trustees within Investment Company Act of 1940 and NYSE standards

The Trustees’ stewardship has benefitted shareholders:

- The Board has overseen PCI consistently delivering on its investment objectives

- In 2014, the Board negotiated a new and lower fee and expense structure which is estimated to save shareholders at least $3M in 2015

Your Global Investment Authority pg 7

PIMCO and the Board are very focused on PCI’s discount

PIMCO and the Board are prepared to pursue any option that benefits all shareholders in the long-run

– PIMCO and the Board formally review the discount at regular Board meetings

– PIMCO and the Board had reviewed the track record of share repurchases and tender offers prior to Ironsides’ suggestions

– Historical evidence reviewed by the Board suggests that share repurchases and tender offers generally fail to provide lasting benefits

Possible strategies to address the discount should be evaluated in the context of market conditions

– PCI’s discount started when the Fed first hinted at the removal of monetary accommodation – the “Taper Tantrum”

– PIMCO believes in this environment a tender offer or share repurchase likely would not benefit long-term shareholders

May not reduce the discount for very long, if at all. Any temporary discount reduction would only benefit short-term traders, like Ironsides

Would require PCI to sell assets at an inopportune time, which would not be in the best interests of shareholders

Long-term shareholders would bear the cost of security sales and portfolio rebalancing

Their effectiveness is even more suspect in an environment where most closed-end funds trade at a discount

Your Global Investment Authority pg 8

Ironsides’ actions could hurt shareholders and reflect their short-term interests

Ironsides has concluded that “PIMCO Must Go”

– Ironsides has never contacted the Board or PIMCO to discuss their ideas

– How can Ironsides reach such a conclusion after being a shareholder for only a few months?

– Shareholders overwhelmingly approved PIMCO’s management contract in September 2014

Ironsides has demonstrated a pattern of short-term opportunistic behavior

– It bought and completely sold all of its PCI shares within a 2-month period in 2013

– It sought seats on the Board within 2 months of re-investing in the Fund; at the time Ironsides held less than half of its current shares

Ironsides has also suggested share repurchases and tender offers as a solution

– These are not new ideas; PIMCO and the Board have considered them in detail previously

– Share repurchases and tender offers have been shown not to be effective at narrowing discounts in the long-term

– Their effectiveness is even more suspect in an environment where most closed-end funds trade at a discount

– These strategies could force the sale of assets at inopportune times, hurting shareholders

Ironsides seeks to have the Fund and PCI shareholders bear Ironsides’ proxy solicitation costs

– Shareholders should not have to bear the costs associated with the pursuit of Ironsides’ short-term agenda

Mr. Knapp and Mr. Cohen are not independent of one another and do not bring new ideas to the Board

– As an attorney, Mr. Cohen has represented companies affiliated with Mr. Knapp since at least 2002; their objectives cannot be assumed to be independent of each other

– As a fiduciary to its own investors, Ironsides can be expected to act only in its own best interests

Your Global Investment Authority pg 9

Conclusion

PCI has delivered on its investment objectives by providing attractive and steady distributions and has generated strong relative performance

PIMCO has the experience and resources to effectively manage PCI’s portfolio

– PCI portfolio managers are industry leaders and most are personally invested in the Fund

PCI’s independent Trustees are truly independent, and all Trustees are focused on increasing value for all shareholders over the long-term

PIMCO and the Board are keenly focused on the discount

– PCI’s current discount reflects events that have affected the overall closed-end fund market

– Any future actions must be taken with the long-term interests of all shareholders in mind, and only after careful consideration of all relevant factors

Your Global Investment Authority pg 10

Appendix A –Trustees’ Biographies

Independent Trustees (‡ indicates Trustee standing for election at 2015 annual meeting)

Hans W. Kertess (Chair)

Trustee of PCI since 2013

President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly,

Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Trustee of PCI since 2013

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering

(since 2005); Member, Circle Financial Group (since 2011); Trustee, Stanford University (since 2010); and Member, Council on

Foreign Relations (since 2013). Formerly, Principal, LaLoop LLC (1999-2014) and Director, Helena Rubenstein Foundation (1997-

2010).

Bradford K. Gallagher‡

Trustee of PCI Since 2013

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Founder, President and CEO, Cypress Holding Company and Cypress Tree

Investment Management Company (1995-2001); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); and Chairman and Trustee, Commonfund (2005-2014).

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional

Funds(2007-2010).

James A. Jacobson‡

Trustee of PCI Since 2013

Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft

School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

In addition to the positions listed above, the Independent Trustees serve as directors of four closed-end funds managed by Allianz Global Investors

Fund Management LLC, an affiliate of PIMCO.

Your Global Investment Authority pg 11

Appendix A –Trustees’ Biographies (cont.)

Independent Trustees (cont.)

William B. Ogden, IV

Trustee of PCI since 2013

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets

Inc.

Alan Rappaport

Trustee of PCI since 2013

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private

Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business

(since 2011); Lecturer, Stanford University Graduate School of Business (2013-2014); Trustee, American Museum of Natural

History (since 2005) and Trustee, NYU Langone Medical Center (since 2007). Director, Victory Capital Management.

Interested Trustees (‡ indicates Trustee standing for election at 2015 annual meeting)

Craig A. Dawson‡

Trustee of PCI since 2014

Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s

European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.

John C. Maney

Trustee of PCI since 2013

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing

Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief

Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

In addition to the positions listed above, the Independent Trustees serve as directors of four closed-end funds managed by Allianz Global Investors

Fund Management LLC, an affiliate of PIMCO.

Your Global Investment Authority pg 12

Appendix B – PCI Portfolio Managers’ and Key Executive’s Biographies

Douglas M. Hodge, CFA

Mr. Hodge is PIMCO’s chief executive officer and a managing director of the firm. He previously served as chief operating officer from 2009–2014. He also serves on PIMCO’s executive committee and on the global executive committee for Allianz Asset

Management, the governing body of asset management for the Allianz Group. As CEO, Mr. Hodge has executive oversight of the firm’s client and business areas, including broad strategy-setting and resource management. Earlier, Mr. Hodge led the Asia

Pacific region from the firm’s Tokyo office from 2002–2009. He joined PIMCO in 1989 and has previously served the firm as a senior account manager responsible for client relationships worldwide and as a global product manager. Mr. Hodge currently serves as an executive committee member and on the board of the Securities Industry and Financial Markets Association. He has

31 years of investment experience. He holds an MBA from Harvard Business School and received his undergraduate degree from Dartmouth College.

Peter G. Strelow

Mr. Strelow is a managing director in the Newport Beach office, global head of the funds business group and president of

PIMCO-sponsored mutual fund, ETF and closed-end fund complexes in the United States. Mr. Strelow joined PIMCO in 2002 to help manage back office operations, focusing on continuous improvement initiatives. He worked in the executive office on communications and strategic initiatives from 2003 to 2006. Prior to PIMCO, he worked in product management at Siebel

Systems. He holds an MBA from the Harvard Business School and an undergraduate degree from the University of California,

Berkeley.

The Morningstar Fixed-Income Manager of the Year award is based on the strength of the manager, performance, strategy, and firm’s stewardship. Mr. Murata and

Mr. Ivascyn earned the awards in 2013.

Your Global Investment Authority pg 13

Appendix B – PCI Portfolio Managers’ and Key Executive’s Biographies

Alfred T. Murata

Mr. Murata is a managing director and portfolio manager in the Newport Beach office on the mortgage credit team.

Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 14 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Dan J. Ivascyn

Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. He is the head of the mortgage credit portfolio management team and a lead portfolio manager for PIMCO’s credit hedge fund and mortgage opportunistic strategies. Mr. Ivascyn is a member of PIMCO’s Executive Committee and a member of the Investment Committee.

Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments. He has 23 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor’s degree in economics from Occidental College.

The Morningstar Fixed-Income Manager of the Year award is based on the strength of the manager, performance, strategy, and firm’s stewardship. Mr. Murata and Mr. Ivascyn earned the awards in 2013.

Your Global Investment Authority pg 14

Appendix B – PCI Portfolio Managers’ Biographies (cont.)

Elizabeth MacLean

Ms. MacLean is an executive vice president and bank loan portfolio manager in the Newport Beach office. Prior to joining PIMCO in 2011, she was a partner and bank loan portfolio manager at Lord Abbett, where she oversaw the firm’s loan portfolio management team and managed structured products. Previously, she was a managing director and portfolio manager for leveraged loan investments at Nomura Corporate Research and Asset Management. Before that, she was vice president and portfolio manager at Pilgrim Investments and also held senior corporate lending officer roles at the Bank of Hawaii and the Bank of New York. She has 25 years of investment experience and holds an MBA from the W.P. Carey School of Business at Arizona State University. She received an undergraduate degree from Vanderbilt University.

Mark R. Kiesel

Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago’s Graduate School of Business. He received his undergraduate degree from the University of Michigan.

Sai S. Devabhaktuni

Mr. Devabhaktuni is an executive vice president in the Newport Beach office and head of corporate distressed portfolio management. Prior to joining PIMCO in 2012, he was founder and managing principal of Monocle Group LLC, an investment firm focused on opportunities in stressed and distressed securities, post-reorganization securities and special situation equities. Previously he was one of three managing principals for 12 years with MHR Fund Management LLC, a New York-based private equity firm specializing in the distressed securities market. Earlier in his career he was an analyst with Highbridge Capital Management LLC and Nomura Securities.

He has 21 years of investment experience and holds an undergraduate degree in economics from The Wharton School of the University of Pennsylvania.

The Morningstar Fixed-Income Manager of the Year award is based on the strength of the manager, performance, strategy, and firm’s stewardship. Mr. Kiesel earned the award in 2012. Your Global Investment Authority pg 15

Disclosure

BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUND AND THE UPCOMING APRIL 30, 2015 ANNUAL MEETING OF SHAREHOLDERS. Shareholders can obtain additional copies of the notice of annual meeting and proxy statement and other documents filed by the Fund with the SEC when they become available, by contacting the Fund c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019, or by calling 1-877-536-1558 on any business day. Shareholders may also visit the Fund’s Web site at www.pimco.com/closedendfunds. Additional copies of the proxy materials will be delivered promptly upon request. Free copies of these materials can also be found on the SEC’s Web site at http://www.sec.gov.

The Fund and its Trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the Fund’s security holders in connection with its April 30, 2015 annual meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the Fund’s Certified Shareholder Report on Form N-CSR for the year ended December 31, 2014 and its proxy statement for the April 30, 2015 annual meeting of shareholders.

Past performance is no guarantee of future results. An investment in the Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Returns are calculated by determining the percentage change in NAV or market price (as applicable) in the specific period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Performance at market price will differ from results at NAV. Except for the historical information and discussions contained herein, statements contained in this letter constitute forward-looking statements. These statements may involve a number of risks, uncertainties and other factors that could cause actual results to differ materially.

39574

Your Global Investment Authority pg 16